                                                                   Exhibit 10.19

                           FIRST AMENDMENT AND WAIVER
                                       TO
                            SECURED CREDIT AGREEMENT


     THIS FIRST AMENDMENT AND WAIVER dated as of March 31, 1999 is entered into by and among Pen-Tab Industries, Inc., a Delaware corporation (the "Company"), Pen-Tab Holdings, Inc., a Virginia corporation (the "Parent"), the several financial institutions from time to time party to the Credit Agreement referred to below (the "Lenders") and Bank of America National Trust and Savings Association as letter of credit issuer and as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Parent, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of August 20, 1998 (herein called the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth herein the Lenders are willing to waive non-compliance by the Company with certain provisions of the Credit Agreement and to amend certain provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Parent, the Lenders and the Agent hereby agree as follows:

     SECTION 1.    WAIVER.  In reliance on the warranties of the Company and the
                   ------
Parent set forth in Section 3 below, the Lenders and the Agent hereby waive the
                    ---------
Company's compliance with the provisions of Section 8A.2 of the Credit Agreement
                                            ------------
for the Borrower's fourth fiscal quarter, 1998.

     SECTION 2.    AMENDMENTS
                   ----------

     In reliance on the warranties of the Company and the Parent set forth in
Section 3 below, as of the date hereof the Credit Agreement shall be hereby
---------
amended as follows:

     (a)   Section 1.1 of the Credit Agreement is amended by adding the
           -----------
following new definition in appropriate alphabetical order:

          "Net Worth Shortfall Period" means (a) initially, a period (i) commencing on April 1, 1999 and (ii) ending as of any succeeding date thereafter for which the Agent receives from the Company a certificate pursuant to Section 7.1(a) or (b) which indicates that the Consolidated Net
                 --------------    ---
     Worth for the fiscal period then most recently ended was equal to or greater than $11,800,000 and (b) at any time thereafter, a period (i) commencing as of any date for which the Agent receives from the Company a certificate pursuant to Section 7.1(a) or (b) which indicates that the
                             --------------    ---
     Consolidated Net Worth for the fiscal period then ended was less than

     $11,800,000 and (ii) ending as of the next succeeding date for which the Agent receives from the Company such a certificate which indicates that the Consolidated Net Worth for the fiscal period then ended was equal to or greater than $11,800,000."

     (b) The definitions of "Applicable Margin" and "Minimum Consolidated Net Worth" set forth in Section 1.1 of the Credit Agreement are amended to read in
                    -----------
their entirety as follows:

          ""Applicable Margin" with respect to any Offshore Rate Loan, Base Rate
            -----------------
     Loan or the Commitment Fee, means a margin based on the Fixed Charge Coverage Ratio, as follows:

  Fixed Charge              Offshore Rate             Base Rate            Commitment Fee
 Coverage Ratio           Applicable Margin       Applicable Margin       Applicable Margin
-----------------------------------------------------------------------------------------------
Less than 2.5:1                  2.00%                  1.00%                    0.50%
-----------------------------------------------------------------------------------------------
Greater than or                  1.75%                  0.75%                    0.40%
 equal to 2.5:1
-----------------------------------------------------------------------------------------------

     ; provided, that at all times during a Net Worth Shortfall Period, the
       --------
     foregoing Offshore Rate Applicable Margin and Base Rate Applicable Margin shall be increased by .25%;

          The Applicable Margin shall be adjusted on the fifteenth day following receipts by the Agent of the certificate pursuant to Section 7.1(a) or (b),
                                                          --------------    ---
     based on the Fixed Charge Coverage Ratio as of the last day of the fiscal period most recently ended; it being understood, that if the Company fails
                                 -------------------
     to timely deliver the certificate in accordance with Section 7.1(a) or (b),
                                                          --------------    ---
     then, until receipt of such certificate by the Agent, the Applicable Margin shall be 2.00% with respect to Offshore Rate Loans, 1.00% with respect to Base Rate Loans and 0.50% with respect to the Commitment Fee. Notwithstanding the foregoing, from the Closing Date through February 28, 1999, the Offshore Rate Applicable Margin shall be 2.00%, the Base Rate Applicable Margin shall be 1.00% and the Commitment Fee Applicable Margin shall be 0.50%."

          ""Minimum Consolidated Net Worth" means, as of the last day of the
     Company's: (a) first fiscal quarter, 1999, $8,300,000, (b) second fiscal quarter, 1999, $9,300,000, (c) third or fourth fiscal quarter, 1999 or first, second or third fiscal quarter, 2000, $11,000,000, and (d) fourth fiscal quarter, 2000 or first or second fiscal quarter, 2001, the sum of
     (i) $11,000,000 plus (ii) 50% of the consolidated net income of the Company and its consolidated Subsidiaries for fiscal year 2000."

     (c) The final paragraph of the definition of "Eligible Account" set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as
   -----------
     follows:

          "An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account until such time, if any, as such Account no longer fails to meet any of the foregoing requirements. Furthermore, with respect to any Account, if the Agent at any time or times hereafter determines in its reasonable discretion that the prospect of payment or performance by the Account Debtor with respect thereto is or will be impaired, notwithstanding anything to the contrary contained above, such Account shall forthwith cease to be an Eligible Account. Furthermore, with respect to invoices for which such Person has granted specific dated terms, no invoice shall be considered an Eligible Account if it: (i) except in the case of Wal-Mart Stores, Inc. and its subsidiary Sam's Clubs, Kmart Corporation, Costco Companies, Inc. and Dayton Hudson Corporation's Target Stores, is more than 60 days past due as to any regularly scheduled due date; or (ii) remains unpaid more than (A) in the case of Wal-Mart Stores, Inc. and its subsidiary Sam's Clubs, Kmart Corporation, Costco Companies, Inc. and Dayton Hudson Corporation's Target Stores, 120 days past the date of its respective invoice or (B) in the case of any other Account Debtor, 90 days past the date of its respective invoice."

     (d)   Section 2.11 of the Credit Agreement is amended by adding at the
           ------------
     end of such Section a new clause (b) which reads in its entirety as follows:

          "(b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Company and the Banks acknowledge that: (i) at the commencement and conclusion of any Net Worth Shortfall Period it may be necessary for the Agent to recalculate interest and/or fees theretofore paid by the Company to reflect the increase or decrease, as applicable, in the Applicable Margin during the period of time occurring between the date as of which such Net Worth Shortfall Period begins or ends, as the case may be, and the date on which the Agent receives the Company's certificate pursuant to Section 7.1(a) or (b) indicating the commencement or conclusion
                 --------------    ---
     of such Net Worth Shortfall Period; and (ii) if such recalculation indicates (x) an amount owing by the Company, the Company shall within three (3) Business Days of receipt of any invoice therefor pay to the Agent the amount so owed and (y) an amount due to the Company, such amount shall be credited to the next payment of interest or fees then due from the Company, provided, that if the Company terminates the Commitments and pays
              --------
     in full the outstanding Loans prior to such credit being fully utilized then the Banks shall pay over to the Company upon such termination their respective Commitment Percentage of any such remaining credit."

     (e)   Clause (h) of Section 7.2 of the Credit Agreement is redesignated to
                         -----------
      be clause (i) of Section 7.2 and a new clause (h) is added to Section 7.2
                       -----------                                  -----------
     which reads in its entirety as follows:

          "(h) during any Net Worth Shortfall Period, at the request of the Agent or any Lender, bi-weekly sales and collateral reports in a form acceptable to the Agent and the Majority Lenders."

     SECTION 3.    WARRANTIES.
                   ----------
     To induce the Lenders and the Agent to enter into this Amendment, each of the Company and the Parent warrant to the Lenders and the Agent as of the date hereof that:

     (a)   No Default or Event of Default exists; and
     (b)   The representations and warranties of the Borrowers contained in
Article VI of the Credit Agreement are true and correct with the same effect as
----------
though made on the date hereof, except to the extent such representation and warranty expressly speaks to an earlier date.

     SECTION 4.    GENERAL.
                   -------
     (a) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     (b) As hereby amended or modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     (c) After the date hereof, all references in the Credit Agreement and the Loan Documents to "Credit Agreement," "Agreement," "hereof" or the like shall refer to the Credit Agreement as hereby amended or modified.

     (d) The Company acknowledges its payment and reimbursement obligations arising pursuant to Section 11.4 of the Credit Agreement with respect to
                    ------------
reasonable Attorney Costs incurred by BofA in connection with the preparation of this Amendment.

     (e) This Amendment shall be binding upon the Company, the Parent, the Lenders and the Agent and shall inure to the benefit of the Company, the Parent, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     (f) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 *  *  *  *  *

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     Delivered at Chicago, Illinois, as of the date and year first above written.

                              PEN-TAB INDUSTRIES, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------
                              PEN-TAB HOLDINGS, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Lender



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

                              COMERICA BANK, as Lender



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------


                              BAY VIEW FINANCIAL CORPORATION, as Lender



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------


                              UNION BANK OF CALIFORNIA, N.A., as Lender



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

                              BAY VIEW BANK, as Lender


                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------

     The undersigned hereby acknowledges the foregoing amendments and reaffirms its duties and obligations arising under the Loan Documents to which it is a party.

                              STUART HALL COMPANY, INC.



                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------